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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[x]     Soliciting Material Pursuant to Rule 14a-12

                           BELLSOUTH CORPORATION
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              (Name of Registrant as Specified in its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1) Title of each class of securities to which transaction applies:


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          (2)  Aggregate number of securities to which transaction applies:


               ---------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


               ---------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:


               ---------------------------------------------------------------
          (5)  Total fee paid:

               ---------------------------------------------------------------
[ ]       Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:


               ---------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:


               ---------------------------------------------------------------
          (3)  Filing Party:


                ---------------------------------------------------------------
          (4)  Date Filed:


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The following materials were used by BellSouth for purposes of providing information regarding the acquisition of BellSouth by AT&T Inc.

                             TOP LINE MESSAGES
                           AT&T/BELLSOUTH MERGER
                               MARCH 6, 2006

OVERALL MESSAGES

o This union combines two well-respected companies with complementary strengths and two great brands to create a communications industry leader in wireline, wireless and broadband solutions, as well as directory advertising and publishing.

o This combination is good for our employees, our customers, and our shareowners and builds on the tradition of community service by both companies.

o This is a strong cultural fit; the companies share a common past and an ongoing legacy of innovation, integrity, reliability and customer service. This new company will set the standard in communications for years to come.

o After closing, the current BellSouth will continue as a regional operation of AT&T, headquartered in Atlanta; and state headquarters will remain in each of BellSouth's nine states.

o    Cingular headquarters will remain in Atlanta.

o The jobs and work opportunities for the vast majority of BellSouth employees will be unaffected. There will be some consolidation of staff and support functions.

o BellSouth will remain a committed and prominent corporate citizen in the areas where we operate.

o The merger will need approval from company's shareholders, the FCC, the U.S. Department of Justice, various state regulatory agencies, and a small number of local and foreign authorities.

We have included or incorporated by reference in this document forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results might differ materially from these statements. Such statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T Inc. and BellSouth Corporation and are subject to significant risks and uncertainties and outside of our control.

The following factors, among others, could cause actual results to differ from those described in the forward-looking statements in this document: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of AT&T shareholders to approve the issuance of AT&T common shares or the failure of BellSouth shareholders to approve the merger; the risk that the businesses of AT&T and BellSouth will not be integrated successfully or as quickly as expected; the risk that the cost savings and any other synergies from the merger, including any savings and other synergies relating to the resulting sole ownership of Cingular Wireless LLC may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in AT&T's, BellSouth's, and Cingular Wireless LLC's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site (http://www.sec.gov). Neither AT&T nor BellSouth is under any obligation, and each expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

                     STATE SPECIFIC QUESTIONS & ANSWERS
                           AT&T/BELLSOUTH MERGER
                               MARCH 6, 2006

Q. YOU INDICATE THAT THE JOBS AND WORK OPPORTUNITIES OF THE MAJORITY OF BELLSOUTH EMPLOYEES WILL BE UNAFFECTED BUT THAT THERE WILL BE SOME CONSOLIDATION OF STAFF AND SUPPORT FUNCTIONS. HOW MANY EMPLOYEES DO YOU HAVE IN THIS STATE AND ARE ANY OF THESE EMPLOYEES PART OF ORGANIZATIONS THAT WILL BE DOWNSIZED/CONSOLIDATED?

A.   As of 12/31/05 the total employees per state are:
     AL - 7,038               NC - 5,286
     FL - 13,590              SC - 2,745
     GA - 18,752              TN - 4,750
     KY - 2,577
     LA - 4,564
     MS - 2,616               Company total = 63,100

     With the exception of Birmingham and Atlanta, the vast majority of the employees in each state have operational responsibilities, not staff or support responsibilities.

Q: WILL THE NEW COMPANY DO AWAY WITH A REGIONAL/LOCAL IDENTITY? WHAT HAPPENS TO LOCAL COMMUNITY SUPPORT? WILL THE BELLSOUTH PIONEERS GO AWAY?

A. After closing, the current BellSouth will continue as a regional operation of AT&T, headquartered in Atlanta; and state headquarters will remain in each of BellSouth's nine states. In addition, Cingular headquarters will remain in Atlanta.

     Also, the jobs and work opportunities of the vast majority of BellSouth employees will be unaffected. There will be some consolidation of staff and support functions.

     In addition, the new company has a tradition of community service and we expect the commitment to our communities will continue. The company will remain committed to the Pioneers as well.

Q. CAN YOU TELL ME WHAT YOUR TOTAL NETWORK INVESTMENT IS IN EACH OF YOUR STATES DURING 2005 AND OVER THE LAST 3 YEARS?

A.   AL - $288m (2005) and $820m (last 3 yrs)     NC - $328m (2005) and $888m (last 3 yrs)
     FL - $756m (2005) and $2b (last 3 yrs)       SC - $196m (2005) and $519m (last 3 yrs)
     GA - $661m (2005) and $1.9b (last 3 yrs)     TN - $305m (2005) and $827m (last 3 yrs)
     KY - $149m (2005) and $418m (last 3 yrs)
     LA - $314m (2005) and $750m (last 3 yrs)
     MS - $261m (2005) and $659m (last 3 yrs)

We have included or incorporated by reference in this document forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results might differ materially from these statements. Such statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T Inc. and BellSouth Corporation and are subject to significant risks and uncertainties and outside of our control.

The following factors, among others, could cause actual results to differ from those described in the forward-looking statements in this document: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of AT&T shareholders to approve the issuance of AT&T common shares or the failure of BellSouth shareholders to approve the merger; the risk that the businesses of AT&T and BellSouth will not be integrated successfully or as quickly as expected; the risk that the cost savings and any other synergies from the merger, including any savings and other synergies relating to the resulting sole ownership of Cingular Wireless LLC may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in AT&T's, BellSouth's, and Cingular Wireless LLC's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site (http://www.sec.gov). Neither AT&T nor BellSouth is under any obligation, and each expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

                             TOP LINE MESSAGES
                           AT&T/BELLSOUTH MERGER
                    STATE REGULATORY & EXTERNAL AFFAIRS
                               MARCH 6, 2006

OVERALL MESSAGES
----------------

o This union combines two well-respected companies with complementary strengths and two great brands to create a communications industry leader in wireline, wireless and broadband solutions, as well as directory advertising and publishing.

o This combination is good for our employees, our customers, and our shareowners and builds on the tradition of community service by both companies.

o This is a strong cultural fit; the companies share a common past and an ongoing legacy of innovation, integrity, reliability and customer service. This new company will set the standard in communications for years to come.

o After closing, the current BellSouth will continue as a regional operation of AT&T, headquartered in Atlanta; and state headquarters will remain in each of BellSouth's nine states.

o    Cingular headquarters will remain in Atlanta.

o The jobs and work opportunities for the vast majority of BellSouth employees will be unaffected. There will be some consolidation of staff and support functions.

o BellSouth will remain a committed and prominent corporate citizen in the areas where we operate.

o The merger will need approval from company's shareholders, the FCC, the U.S. Department of Justice, various state regulatory agencies, and a small number of local and foreign authorities.

                                    ###

We have included or incorporated by reference in this document forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results might differ materially from these statements. Such statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T Inc. and BellSouth Corporation and are subject to significant risks and uncertainties and outside of our control.

The following factors, among others, could cause actual results to differ from those described in the forward-looking statements in this document: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of AT&T shareholders to approve the issuance of AT&T common shares or the failure of BellSouth shareholders to approve the merger; the risk that the businesses of AT&T and BellSouth will not be integrated successfully or as quickly as expected; the risk that the cost savings and any other synergies from the merger, including any savings and other synergies relating to the resulting sole ownership of Cingular Wireless LLC may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in AT&T's, BellSouth's, and Cingular Wireless LLC's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site (http://www.sec.gov). Neither AT&T nor BellSouth is under any obligation, and each expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

[LOGO - at&t]                                        [LOGO - BELLSOUTH (R)]


                        AT&T AND BELLSOUTH TO MERGE

THIS MERGER TAKES PLACE IN THE FACE OF RAPIDLY EVOLVING TECHNOLOGY, SERVICE CONVERGENCE, AND EVER-INTENSIFYING MARKETPLACE COMPETITION. THE MERGER IS THE RIGHT COMBINATION AT THE RIGHT TIME.

o It combines two of America's most respected companies, companies with complementary strengths and a heritage of integrity, exceptional customer service, and premier network and technical competencies.

o Together, these companies will help make America's communications and entertainment infrastructure equal or surpass the most advanced networks in the world today.

THE MERGER OF AT&T AND BELLSOUTH WILL ENHANCE THE RESILIENCY AND
RESTORABILITY OF ESSENTIAL NATIONAL INFRASTRUCTURE. THE MERGER ENHANCES NATIONAL SECURITY BY STRENGTHENING A DIVERSE TELECOMMUNICATIONS NETWORK AND PRESERVING UNPARALLELED WIRELESS AND WIRELINE CAPABILITIES IN THE UNITED STATES.

o The merger will make available to BellSouth increased capital to invest in infrastructure in BellSouth's region, including investments to restore and enhance telecommunications infrastructure destroyed by Hurricane Katrina.

THE MERGER OF AT&T AND BELLSOUTH WILL DRIVE THE NEXT EVOLUTION IN WIRELESS TECHNOLOGY AND HEIGHTEN WIRELESS COMPETITION.

o As technology and the marketplace evolve, the merger is needed to foster investment in and further evolution of the Cingular Wireless business, a joint venture of AT&T and BellSouth.

     > Governance of Cingular requires consensus between AT&T and BellSouth because voting control of Cingular is split equally between both companies.

     > Given that AT&T and BellSouth remain independent companies with diverse interests, the consensus required to operate Cingular increasingly will lead to delays in decisionmaking and conflicts over crucial matters such as optimal investment levels, branding, marketing, service offers, technology, etc.

     > The separation of Cingular from both its parents also prevents integration of its network and offerings with those of its parents' wireline and broadband networks, something important to the future development of the industry.

o The merger will enable AT&T and BellSouth to create a single IP-based network from the three separate networks of Cingular, BellSouth, and AT&T. This single network will generate efficiencies and innovations that would not occur absent the merger. This will:

     > speed the next evolution in wireless technology as the combined companies implement a common architecture that supports both wireless and wireline services and products, enabling the integration, for example, of wireless offerings with Web-based VoIP capabilities and of video capabilities with wireless handsets;

     > simplify customer service offers by permitting the integrated offering and billing of wireless and wireline services under a unified brand;

     > intensify wireless competition with other providers, including Sprint/Nextel, which is integrating wireline and wireless services for business customers, the already integrated Verizon Wireless, and T Mobile, which is focused on the consumer segment.

o The merger fully reunites the inventor of cellular technology, AT&T Labs, with a wireless provider and network to foster even greater innovation in the future.

THE MERGER OF AT&T AND BELLSOUTH WILL ALSO EXPAND VIDEO COMPETITION AND BRING LOWER RATES AND ENHANCED CONTROL OF T.V. PROGRAMMING TO MORE CONSUMERS.

o Consumers will benefit because the merger will allow AT&T to extend competitive, interactive video services to BellSouth's service territory faster than would likely occur but for the merger.

     > While AT&T has committed to deploy competitive interactive video services throughout its service territory, BellSouth has yet to decide whether or to what extent to deploy such services.

     > The merger will eliminate any uncertainty and support a faster and broader deployment of alternative video services to millions of consumers in BellSouth's region than would otherwise occur.

     > As the GAO found and the FCC recognized just last week, video competition from a broadband service provider reduces rates (23% on average for basic cable) and improves service quality.

o The broader reach made possible by the merger will enable the combined company to obtain essential programming services on more flexible terms than otherwise would be possible. This will permit more effective competition with incumbent video distributors and service offerings more responsive to consumer needs.

o The merger will also enhance opportunities for program diversity by creating a more effective alternative distribution outlet that will reduce concentration and buying power among incumbent video distributors and reach a larger base of customers to support new programming.

THE MERGER OF AT&T AND BELLSOUTH WILL ALSO EXPAND BROADBAND DEPLOYMENT.

o Economies of scope achieved in the provision of voice, data, video, and wireless services to more consumers will improve the economics of broadband deployment.

     > When AT&T received video franchising authority from the Texas PUC, the enhanced economies enabled AT&T to announce deployment of broadband technology to every wire center in Texas.

     > As the local authorization process is reformed, these same economies would enable the combined company to deploy broadband to more consumers throughout the combined companies' service territory.

o The merger will enhance efforts to bring broadband to rural areas by enabling the combined companies to spread the research and development costs of wireless broadband technologies over a broader base of customers.

THE MERGER OF AT&T AND BELLSOUTH WILL ALSO CREATE ENORMOUS EFFICIENCIES IN THE DELIVERY OF VOICE, DATA, AND VIDEO SERVICES.

o    The merger will create $18 billion in synergies.

o These savings will financially strengthen the combined company, enhance its ability to invest, and translate into heightened competition, rapidly improving technologies and services, and increased savings for consumers.

THE MERGER WILL ONLY ENHANCE COMPETITION AND BENEFIT CONSUMERS.

o It will create a provider better able to innovate, invest, and compete as it enters new markets and faces the challenge of rapidly evolving technology, service convergence, and ever-intensifying competition in its traditional markets from an array of nontraditional providers.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

We have included or incorporated by reference in this document financial estimates and other forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially from these estimates and statements. Such estimates and statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T Inc. and BellSouth Corporation and are subject to significant risks and uncertainties and outside of our control.

The following factors, among others, could cause actual results to differ from those described in the forward-looking statements in this document: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of AT&T shareholders to approve the issuance of AT&T common shares or the failure of BellSouth shareholders to approve the merger; the risk that the businesses of AT&T and BellSouth will not be integrated successfully or as quickly as expected; the risk that the cost savings and any other synergies from the merger, including any savings and other synergies relating to the resulting sole ownership of Cingular Wireless LLC may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in AT&T's, BellSouth's, and Cingular Wireless LLC's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site (http://www.sec.gov). Neither AT&T nor BellSouth is under any obligation, and each expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT/PROSPECTUS OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration statement and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained without charge from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, N.E., Atlanta, Georgia 30309.


AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration statement and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

Quick Reference Guide

                         CALLS FROM THE NEWS MEDIA
PLEASE REMEMBER: BellSouth has designated spokespersons who are authorized to discuss merger-related issues with the news media. ALL requests from the news media for interviews, comments, information, etc., related to the merger should be referred to JOE CHANDLER AT 404-312-1964.


FOR EMPLOYEES WHO TALK TO CUSTOMERS:

BellSouth and AT&T announced today that the two companies will merge, pending necessary approvals. Prior to the closing, the merger will not affect your current relationship with BellSouth or the services we provide you. We remain committed to providing the superior customer service you have always been able to rely on.

Upon closing, the merger will result in significant benefits for our customers through faster access to new and advanced services, expanded service capabilities and state-of-the-art networks.

The merger is expected to close within 12 months. Additional information about the proposed merger will continue to be available on our Web site at www.bellsouth.com.


FOR EMPLOYEES/VENDORS WHO TALK TO RETIREES:
BellSouth and AT&T announced today that the two companies will merge, pending necessary approvals.

The BellSouth pension plans will not change as a result of the merger agreement. Individuals who receive pensions will continue to receive their monthly pension annuities in accordance with the terms of BellSouth's pension plans. By law, companies cannot reduce or eliminate an accrued and vested pension benefit under tax-qualified plans, such as BellSouth's. In addition, BellSouth's pension plans are well funded. Any decisions regarding the pension plans after the merger closes will be made by AT&T.

BellSouth's retiree benefit plans will continue "business as usual" through the closing. As always, these plans are subject to future amendments.

The merger is expected to close within 12 months. Additional information about the proposed merger will continue to be available on our Web site at www.bellsouth.com.


FOR BENEFITS SERVICE CENTER AND FORCE MANAGEMENT HOTLINE:
BellSouth and AT&T announced today that the two companies will merge, pending necessary approvals.

Prior to closing, BellSouth does not intend to terminate or reduce its overall benefits and compensation programs as a result of the pending merger. Benefit plans and compensation programs in general will continue "business as usual" until the closing.

Terms and conditions of current labor agreements will be assumed by the new company after the closing. Prior to closing, surpluses will continue, consistent with the terms of the labor agreements. We do not expect any significant reduction in craft employees as a result of the closing of the transaction. The current agreements with CWA will continue until their expiration dates.

The 2005 bonus payments and CAD increases will proceed as planned, and on schedule. Bonuses will be paid on March 15. Management salary increases will be effective May 1.

The terms of the current voluntary management severance offer were not changed by the merger agreement. Those individuals currently impacted by the voluntary offer should expect to receive additional communications in the next few days.

We have included or incorporated by reference in this document forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results might differ materially from these statements. Such statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T Inc. and BellSouth Corporation and are subject to significant risks and uncertainties and outside of our control.

The following factors, among others, could cause actual results to differ from those described in the forward-looking statements in this document: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of AT&T shareholders to approve the issuance of AT&T common shares or the failure of BellSouth shareholders to approve the merger; the risk that the businesses of AT&T and BellSouth will not be integrated successfully or as quickly as expected; the risk that the cost savings and any other synergies from the merger, including any savings and other synergies relating to the resulting sole ownership of Cingular Wireless LLC may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in AT&T's, BellSouth's, and Cingular Wireless LLC's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site (http://www.sec.gov). Neither AT&T nor BellSouth is under any obligation, and each expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

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                      SUMMARY OF BELLSOUTH-AT&T MERGER

---------------------------- -------------------------------------------------
RATIONALE                    It is good for customers, shareholders and
                             employees.
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------
TRANSACTION                  $67 billion in an all stock transaction. As a
                             result, of the transaction, BellSouth will
                             merge into, and become a wholly owned
                             subsidiary of, AT&T.
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------
EXCHANGE                     BellSouth shareholders will receive 1.325
                             shares of AT&T common stock for each BellSouth share that they hold.

                             Based on AT&T's stock price at the close of trading on March 3, 2006, this exchange ratio equals $37.08 per share, which represents 17.9% premium above the closing price of BellSouth's price on March 3.

                             The transaction is expected to be tax-free to
                             BellSouth shareholders.
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------
POST-CLOSING OWNERSHIP       After the closing, BellSouth's shareholders
                             will own 38% of the combined company, and
                             AT&T's shareholders will hold 62% of the
                             combined company. Three members of BellSouth's
                             Board of Directors will be elected to AT&T's
                             Board of Directors.
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------
DIVIDEND                     AT&T's current annual dividend is $1.33.
                             Following the closing, we expect this to
                             result in the equivalent of a $1.76 dividend
                             for each outstanding BellSouth share, a 52%
                             increase to BellSouth's current dividend.
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------
EXPECTED CLOSE               Within approximately 12 months
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------
APPROVALS                    Approvals required from DOJ, FCC, state PSCs
                             and various local and foreign authorities. In
                             addition, the proposed merger must be approved
                             by the shareholders of both AT&T and BellSouth.
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------
BREAKUP FEE                  $1.7 billion, payable by either party under
                             specified circumstances
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------
FINANCIAL EXPECTATIONS       AT&T and BellSouth expect the proposed
                             transaction to yield a net present value of more than $18 billion in synergies, net of the costs to achieve them.

                             The synergies are expected to have an eventual
                             net annual run rate of $2 billion or greater.
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------
HEADQUARTERS                 San Antonio, Texas. AT&T's Southeast regional
                             operations will be headquartered in Atlanta,
                             Georgia.
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------
EMPLOYEES                    Headquarters staff, support functions and
                             overlapping operations will be consolidated
                             after the merger closes. For employees that
                             leave the combined company involuntarily,
                             there will be an enhanced separation plan.
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------
IMPACT ON CINGULAR           Cingular will become a wholly owned subsidiary
                             of AT&T. AT&T has agreed to maintain
                             Cingular's corporate headquarters in Atlanta,
                             Georgia.
---------------------------- -------------------------------------------------
---------------------------- -------------------------------------------------

We have included or incorporated by reference in this document forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results might differ materially from these statements. Such statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T Inc. and BellSouth Corporation and are subject to significant risks and uncertainties and outside of our control.

The following factors, among others, could cause actual results to differ from those described in the forward-looking statements in this document: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of AT&T shareholders to approve the issuance of AT&T common shares or the failure of BellSouth shareholders to approve the merger; the risk that the businesses of AT&T and BellSouth will not be integrated successfully or as quickly as expected; the risk that the cost savings and any other synergies from the merger, including any savings and other synergies relating to the resulting sole ownership of Cingular Wireless LLC may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in AT&T's, BellSouth's, and Cingular Wireless LLC's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site (http://www.sec.gov). Neither AT&T nor BellSouth is under any obligation, and each expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.